UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

John Marshall Bancorp, Inc.

(Exact name of registrant as specified in its charter)

-
Virginia	001-41315	81-5424879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1943 Isaac Newton Square, Suite 100

Reston, Virginia 20190

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (703) 584-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JMSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

John Marshall Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 17, 2025 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company voted on the proposals below, each of which was described in the Company’s proxy statement for the Annual Meeting. The voting results for each proposal are as follows:

Proposal 1 – Election of Directors

The shareholders elected the eight nominees named in the Company’s proxy statement for the Annual Meeting, to serve until the 2026 Annual Meeting of Shareholders and until their successors are elected and qualified. There were no nominees other than those listed below. The voting results were as follows:

	For	Withhold	Broker Non-Vote
Philip W. Allin	6,312,889	1,844,410	2,097,952
Christopher W. Bergstrom	7,423,015	734,284	2,097,952
Philip R. Chase	6,868,277	1,289,022	2,097,952
Michael T. Foster	7,185,905	971,394	2,097,952
Michael A. Garcia	6,628,614	1,528,685	2,097,952
Subhash K. Garg	7,955,759	201,540	2,097,952
Jonathan C. Kinney	8,058,884	98,415	2,097,952
O. Leland Mahan	7,262,091	895,208	2,097,952

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
9,756,644	24,420	474,187	-

Proposal 3 – Approval of the John Marshall Bancorp, Inc. 2025 Stock Incentive Plan

The shareholders voted to ratify the John Marshall Bancorp, Inc. 2025 Stock Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
7,533,376	561,362	62,561	2,097,952

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	2025 Annual Shareholders’ Meeting Presentation Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN MARSHALL BANCORP, INC.

Date: June 17, 2025	By:	/s/ Kent D. Carstater
Kent D. Carstater Senior Executive Vice President, Chief Financial Officer